UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017 (February 23, 2017)

MATTERSIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27975	36-4304577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 W. Madison Street, Suite 3100 Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(877) 235-6925

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On February 23, 2017, Mattersight Corporation, a Delaware corporation (“the Company”), entered into a definitive purchase agreement (the “Purchase Agreement”) for the sale of 5,328,187 shares of its common stock (the “Shares”) to certain investors and certain officers and directors (collectively, the “Purchasers”) in a private placement (the “Offering”). Under the terms of the Purchase Agreement, the Company expects to raise approximately $16.0 million in gross proceeds by selling 5,228,187 Shares to certain investors at a price of $3.00 per share and by selling 100,000 Shares to certain officers and directors (including certain of their affiliates) at a price of $3.45 per share. The Offering is expected to close on March 1, 2017, subject to the satisfaction of customary closing conditions.

Pursuant to the terms of the Purchase Agreement, the Company agreed to use commercially reasonable efforts to file a registration statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) within 45 days following the closing of the Offering to register the resale by the Purchasers of the Shares and to cause the Registration Statement to become effective within 105 days following after the closing of the sale of Shares to the Purchasers (135 days in the event of a full review of the Registration Statement by the SEC). If the Company fails to file the Registration Statement within such 45-day time period, or the Registration Statement has not been declared effective within such 105-day time period (or 135-day time period in the event of a full review of the Registration Statement by the SEC), the Purchase Agreement provides for (i) an initial payment by the Company of partial liquidated damages equal to 1% of the aggregate purchase price for the Shares then owned by the Purchasers, and (ii) additional payments by the Company of partial liquidated damages equal to 1% of the aggregate purchase price for the Shares then owned by the Purchasers for each 30-day period thereafter until the Registration Statement has been filed or declared effective, as the case may be. The Company has also agreed to other customary obligations regarding registration, including maintenance of the Registration Statement and specified indemnification obligations.

The foregoing is only a brief description of the material terms of the Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder. The foregoing is qualified in its entirety by reference to the form of Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The Shares were offered and will be sold to the Purchasers under the Purchase Agreement in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and is acquiring the Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The Shares were offered without any general solicitation by the Company or its representatives.

The aggregate purchase price of the Shares is expected to be approximately $16.0 and proceeds, after commissions but before expenses, are expected to be approximately $15.0 million. Craig-Hallum Capital Group LLC is acting as sole placement agent for the Offering.

The Shares subject to the Purchase Agreement represent 19.99% of the issued and outstanding shares of the Company’s common stock immediately prior to the execution of the Purchase Agreement. The Company intends to use the net proceeds of the Offering for general corporate and working capital purposes.

The securities to be sold in the Offering have not been registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy Shares or any other securities of the Company.

Additional information regarding the Offering and the issuance of the Shares is included under Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

The press release, dated February 24, 2017, announcing the Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts are “forward-looking statements” that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements, which may be identified by use of words such as “plan,” “may,” “might,” “believe,” “expect,” “intend,” “could,” “would,” “should,” and other words and terms of similar meaning, involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such forward-looking statements include statements relating to the anticipated closing date of the Offering, the filing of the Registration Statement pursuant to the Purchase Agreement and future obligations of the parties, as well as the proposed use of proceeds from the Offering. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Actual events or results may differ materially from those stated in any such statements due to various factors, including the Company’s ability to complete the filing of the Registration Statement and to secure an order from the SEC declaring the Registration Statement effective as well as other factors, some of which are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as other subsequent filings by the Company with the SEC. You can locate these filings on the Investor Relations page of the Company’s website, www.mattersight.com. Statements included or incorporated by reference into this Current Report on Form 8-K are based upon information known to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to publicly revise or update any forward-looking statement for any reason. In light of Regulation FD, it is the Company’s policy not to comment on earnings, financial guidance or operations other than through press releases, publicly announced conference calls, or other means that will constitute public disclosure for purposes of Regulation FD. The Company uses its website at www.mattersight.com as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. The information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Common Stock Purchase Agreement, dated February 23, 2017, by and between Mattersight Corporation and the purchasers named therein.

99.1	Press Release issued by the Company on February 24, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTERSIGHT CORPORATION

Date: February 24, 2017	By:	/s/ David B. Mullen
	Name:	David B. Mullen
	Title:	Chief Financial Officer and Senior Vice President